UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 9, 2022

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	Not Applicable
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share $0.00001 Par Value	TBPH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with internal changes at Theravance Biopharma, Inc. (the “Company”), Andrew A. Hindman, Senior Vice President and Chief Financial Officer, will transition from the Company on December 31, 2022 (“Separation Date”). The Company intends to enter into a separation and release of claims agreement with Mr. Hindman on terms to be finalized.

The Company has appointed Aziz Sawaf, CFA as the Company’s Chief Financial Officer, effective immediately following Mr. Hindman’s departure. Mr. Sawaf, 40, has been the Company’s Vice President of Finance and a member of the Senior Leadership Team since October 2021, having joined the Company in June 2014 and serving in various roles of increasing responsibility across the finance organization. Prior to Theravance Biopharma, Mr. Sawaf spent four years at Gilead Sciences, working in several Finance roles supporting the Commercial and R&D organizations. Prior to Gilead Sciences, Mr. Sawaf worked at Amgen, in Consulting and in internet start-up Finance. Mr. Sawaf holds a B.A. in Business Administration, Finance, from the University of Arizona, an M.B.A. from the University of Southern California Marshall School of Business, and a Master of Biotechnology Enterprise and Entrepreneurship (M.B.E.E.) from Johns Hopkins University. Mr. Sawaf has been a CFA charterholder since 2013. As of the Separation Date, Mr. Sawaf will assume the duties and responsibilities of the Company’s principal financial officer.

Mr. Sawaf has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed. There are no family relationships between Mr. Sawaf and any of the Company’s directors or executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: December 12, 2022	By:	/s/ Brett Grimaud
Brett Grimaud
Senior Vice President and General Counsel